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                                                                 EXHIBIT 10.14


                              AMENDED AND RESTATED
                             JOINT VENTURE AGREEMENT
                                       OF
                   PERFORMANCE ASSET MANAGEMENT FUND IV, LTD.
                          (a California Joint Venture)

         This AMENDED AND RESTATED JOINT VENTURE AGREEMENT ("Agreement") is made and entered into by and between PERFORMANCE CAPITAL MANAGEMENT, a California corporation ("PCM") and PERFORMANCE ASSET MANAGEMENT FUND IV, LTD., a California Limited Partnership ("PAM IV") as of September 1, 1996. The Joint Venture created hereby is sometimes referred to hereafter as the "Venture" and the parties are sometimes referred to as "Venturers."

                                    RECITALS

         A. PAM IV is a limited partnership formed for the purpose of generating income and cash flow from various charged off retail sales contracts and credit card contracts assets ("Contract Assets") acquired from lenders and other creditors and desires to develop and maintain a dedicated collections and servicing capacity to efficiently collect on the Contract Assets.

         B. PCM is a collections and servicing entity with the expertise to perform the collection and servicing of assets such as the Contract Assets.

         C. The Venturers have entered into a series of joint ventures on essentially identical terms with respect to a number of portfolios of Contract Assets. The dates of prior joint venture agreements and portfolios of Contract Assets are identified on Exhibit "A" hereto.

         D. By this Agreement, the Venturers wish to amend and restate in a single document the terms and conditions of their relationship which terms and conditions will govern such relationship with respect to all Contract Assets currently owned as well as all Contract Assets acquired in the future, if any.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. FORMATION OF JOINT VENTURE. The Venturers have formed the Venture for the limited purposes and scope set forth below and hereby amend, restate and incorporate the terms of all prior agreements between them.

         2. NAME OF THE JOINT VENTURE. The affairs of the Venture shall be conducted under the name of "PAM IV J.V." and such name shall be used at all times in connection with the Venture's affairs. The Venture shall be governed by and interpreted in accordance with the laws of the State of California. PCM is hereby authorized to prepare and file such fictitious business name statements and/or statements of partnership as PCM deems appropriate or required.









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        3.      PURPOSE.  The purpose of the Venture shall be to facilitate the collection of Contract Assets purchased from various lenders and/or other sources from time to time during the term of the Venture, and to sell, enforce, foreclose upon, and take any and all actions necessary, convenient or expedient to maximize income and other benefits to be derived by the Venture from the Contract Assets in compliance with all applicable requirements of law. The Venture shall not engage in any other business or economic activity nor acquire or own any type of property unrelated to the purposes set forth above except with the prior written approval of both Venturers.

         4. General Limitations on Authority of Venturers. No Venturer shall have any right or power to act for or assume any obligations or responsibility on behalf of any other Venturer for any purpose whatsoever except as specifically and expressly provided in this Agreement and neither Venturer shall be liable for the contracts or acts (of either omission or commission) of the other Venturer other than those taken on behalf of the Venture and specifically authorized by the terms of this Agreement. It is not the purpose or intention of this Agreement to create, and this Agreement shall never be construed as creating, a general business partnership or any other relationship except for the specific purposes set forth herein.

         5. PLACE OF BUSINESS. The principal office and place of business of the Venture shall be: 15641 Red Hill, Suite 205, Tustin, California 92680.

         6. MANAGEMENT. Except as otherwise provided herein, all matters relating to the policies and management of the Venture and the conduct of business operation and affairs of the Venture shall be determined by unanimous approval of the Venturers except to the extent, if any, that specific authority may from time to time be granted in writing by the Venturers to any employed personnel of the Venture or any other party. Notwithstanding the foregoing, PCM shall be authorized and empowered to take such actions and enter into such agreements on behalf of the Venture as are more particularly described in
Section 7, below. All persons and entities dealing with the Venture with respect to such matters may rely on documents executed by PCM alone in connection with such matters.

         7. REPRESENTATIVES OF VENTURERS. In order to facilitate the management and operation of the Venture, each Venturer shall designate a representative as the party authorized on behalf of such Venturer to make decisions with respect to the Venture. The other Venturer shall be entitled to rely upon the authority of such designated representative until informed in writing to the contrary by the other Venturer. The designated representative of PCM shall be Vincent E. Galewick, and the designated representative of PAM IV shall be Vincent E. Galewick. Because of its specialized expertise in the purchase and collections of Contract Assets, the representatives of the Venturers designate PCM:

                 A. To collect revenues due or to become due to the Venture and deposit such revenues in a bank clearing or trust account or bank accounts (as selected by the Venturers);





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                 B.       To exclusively assign accounts for collections to
third parties including but not limited to, outside collection agencies and to hire attorneys from time to time to assist in such efforts. Further, in connection with the authority granted herein to PCM, PCM shall also have the right to assign, transfer, or convey a portion of its ownership interest in the Venture to such third parties;

                 C. To make such contracts, if any, relating to the conduct of the business as they shall deem advisable;

                 D. To negotiate and deal with regulatory authorities relative to matters involving the business and affairs of the Venture;

                 E. To prepare and deliver to each other Venturer periodic reports, not less frequently than monthly, showing results of operation of the Venture and distribution of all funds of the Venture;

                 F. To take such other action, to make all other routine day-to-day decisions of the Venture, and to Perform such other services as are necessary, customary or appropriate for engaging in the economic activity constituting the purpose of the Venture referred to in Section 3 of this Agreement;

                 G. To borrow funds for the benefit of the Venture and to secure such borrowing by granting security interests, assignments, pledges or to otherwise hypothecate the Contract Assets as security for such loans;

                 H. To sell, transfer, assign or otherwise liquidate all or any portion of the Contract Assets on such terms as PCM, in its sole discretion, deems in the best interest of the Venture; and

                 I. To admit additional Venturers in exchange for contributions of cash, equity or other value to and for the benefit of the Venture conditioned, however, upon such new venturer executing a written agreement to be bound by all of the terms hereof.

         8. UNAUTHORIZED ACTS. If any Venturer purports to do any act on behalf of the Venturer or to bind the Venture other than in strict compliance with the terms of this Agreement, such Venturer shall be deemed to have breached this Agreement and, in addition to all other liabilities of such Venturer thereby resulting, such Venturer shall, at such Venturer's own cost and expense, indemnify and hold harmless the other Venturers and the Venture from all claims, causes of action, costs, expenses, obligations and liabilities thereby arising.

         9. ACCOUNTING. The Venture shall keep and maintain adequate books of account and other financial records on a cash basis, in accordance with generally accepted accounting principles that consistently applied. Such books of account and other records shall be open to inspection by any Venturer at any time during reasonable business hours.





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         10.     DISTRIBUTIONS.  All "Distributable Funds" (as hereinafter
defined ) of the Venture from time to time on hand shall be distributed as follows:

                 A. With respect to Distributable Funds generated from payments collected under the Contract Assets, such Distributable Funds shall be distributed between the Venturers in the following ratio: 55% to PAM IV and 45% to PCM; or as noted on Exhibit A.

                 B. With respect to Distributable Funds generated from the sale or other disposition of Contract Assets, such Distributable Funds shall be distributed between the Venturers in the following ratio: 85% to PAM IV and 15% to PCM.

         The term "Distributable Funds," as used herein, means the amount (if any), on any date, of cash collected on behalf of the Venture either from the collection, sale or other disposition of Contract Assets less reasonable reserves, current expenses and expenses incurred but not yet disbursed.

         11. ALLOCATION OF INCOME, CREDITS, DEDUCTIONS, GAINS AND LOSSES. For accounting and federal and state income tax purposes, all income, deductions, credits, gains and losses of the Venture shall be allocated to the Ventureres as of the last day of the relevant fiscal year with respect to which such allocation is to be made as follows:

                 A. With respect to items of income, credits, deductions, gains and losses generated from payments collected under the Contract Assets, such items shall be allocated between the Venturers in the following ratio: 55% to PAM IV and 45% to PCM; or as noted on Exhibit A.

                 B. With respect to items of income, credits, deductions, gains and losses generated from the sale or other disposition of Contract Assets, such items shall be distributed between the Venturers in the following ratio: 85% to PAM IV and 15% to PCM.

         12. COMPENSATION TO VENTURERS. Except as set forth herein and except as may hereafter be expressly authorized in writing by all of the Venturers, neither Venturer shall be entitled to receive, directly or indirectly, any compensation, commission or other payment from or on account of, or in connection with, the performance of any service for the Venture, or be entitled to reimbursement for overhead costs or similar expenses relating to any service performed for the Venture by such party.

         13. BEST EFFORTS. PCM hereby agrees to utilize its best reasonable efforts to collect all amounts owed to the Venture by the obligors under the Contract Assets and to prepare monthly reports (in a form similar to the report attached hereto as Exhibit "B", which is attached hereto and made a part hereof for all purposes) detailing the cash receipts of the Venture and the distribution of all funds of the Venture. Notwithstanding anything to the contrary contained herein, PCM shall be entitled to payment for all actual collection services provided to the Venture (such as dunning letters, account loading,





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credit report inquiry, computerized account, etc.) so long as PCM uses its best reasonable efforts to collect the amounts owing to the Venture by the obligors under the Contract Assets, including, without limitation, arranging for employees of PCM to collect such revenues. In addition, PCM shall be entitled to reimbursement for actual expenses incurred in connection with the sale of any assets of the Venture. On accounts referred for litigation or assigned to a third party collection entity, PCM shall be entitled to an additional five percent (5%) of the total monthly revenues collected and received by the Venture on such accounts as reimbursement for the additional costs and expenses incurred by PCM in connection with such collection efforts and such amounts shall be in addition to actual expenses paid to attorneys and third party collection entities. The Venture agrees to indemnify PCM as provided below from all claims or causes of action arising out of PCM's collection of or attempts to collect revenues on behalf of the Venture. The Venturers acknowledge and understand that the Contract Assets consist of accounts charged off as uncollectible or bad debts by others and that it is expected that a large portion of the face amount of the Contract Assets will not and cannot be collected and that the acquisition price of the Contract Assets reflects the foregoing risk.

         14. CAPITAL CONTRIBUTIONS. The Venturers have contributed to the Venture, as their respective original capital contributions, the Contract Assets, and, accordingly, the capital account of each respective Venturer has been credited with the amount of such particular Venturer's capital contribution and the Percentage Interests in the Venture thereby acquired by the various Venturers.

         15. PROHIBITED ASSIGNMENTS. Except as otherwise provided, without the consent of all other Venturers, no interest in this Venture or rights under this Agreement may be sold, assigned, transferred, mortgaged, encumbered, hypothecated, or disposed of in any manner; and except as so provided, any attempt to take any such action and such purported sale, assignment, transfer, mortgage encumbrance, hypothecation or other disposition shall be void.

         16. TERM. The Venture and this Agreement shall remain in full force and effect from the date hereof until termination of the Venture in accordance with the provisions hereof. The Venture shall terminate upon the earlier to occur of any of the following:

                 A.       December 31, 2005; or

                 B. The voluntary dissolution of the Venture by the vote of the holders of a majority of the Percentage Interests in the Venture; or

                 C. The insolvency of any Venturer or the filing of a voluntary or involuntary petition under any Chapter of the United States Bankruptcy Code or any similar state statute naming an Venturer as debtor or any assignment for benefit of creditors by any Venturer.



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         17.     INDEMNIFICATION OF PCM.  The Venture shall indemnify and defend
PCM, its agents, employees, affiliated entities and individuals, officers and directors (collectively referred to as PCM in this Section) in connection with any threatened, pending or completed action, lawsuit or proceeding including arbitration or other means of dispute resolution, against any and all costs, expenses (including attorneys fees), costs of investigation, fines, judgments, amounts paid in settlement, actually and reasonably incurred by PCM in connection with such action, lawsuit or proceeding if in connection with the actions allegedly giving rise to the claims upon which the action, lawsuit or proceeding is based PCM acted in good faith in a manner it reasonably believed to be in or not adverse to the best interest of the Venture.

         18.     GENERAL MATTERS.

                 18.1 NOTICES. Any and all notices permitted or required to be given under the terms of this Agreement shall be in writing and may be served by: (a) registered or certified mail, return receipt requested, postage prepaid, and addressed to the party to be notified at the appropriate address specified below; (b) delivering the same in person to such party, or by prepaid telegram, addressed to the party to be notified at said address; (c) delivery by Federal Express or other nationally recognized courier service, addressed to the party to be notified at such address; or (d) telecopy (provided that such telecopy is confirmed by mail or other delivery in the manner previously described). Notice given by certified mail as a fore said shall be deemed given and received three (3) days after mailing, whether or not actually received. Any notice given in any other above authorized manner shall be deemed received upon actual receipt; but shall also be deemed received upon attempted delivery if such delivery is not accepted. The addresses of the parties are as follows:

         IF TO PCM:              Performance Capital Management
                                 Attn:  Vincent E. Galewick
                                 15641 Red Hill
                                 Suite 205
                                 Tustin, CA.  92680
                                 Telecopy: (714) 566-1234

         IF TO PAM IV:           Performance Asset Management Fund IV, Ltd.
                                 Performance Development, Inc., General Partner
                                 4100 Newport Place
                                 Suite 400
                                 Newport Beach, CA.  92660
                                 Attention:  Vincent Galewick
                                 Telecopy: (714) 752-3510

         The addresses of any party may be changed by notice given in the manner provided in this Section.

                 18.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto relative to the formation, operation, governance and other



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aspects of the Venture hereby formed.  No variation, modification, or change of this Agreement shall be binding upon any party hereto unless set forth in a document duly executed by such party (or duly authorized agent of such party) and all other Venturers.

                 18.3 SEVERABILITY. If any provision of this Agreement or application thereof to any person of circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                 18.4 BINDING AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the undersigned parties and their respective successors and assigns. Whenever, in this instrument, a reference to any party is made, such reference shall be deemed to include a reference to the successors and assigns of such party, however, neither this Section nor any other portion of this Agreement shall be interpreted to constitute a consent to any assignments or transfer other than pursuant to and in accordance with the other provisions of this Agreement.

                 18.5 ATTORNEYS' FEES. If any party hereto commences an action, including arbitration or other form of dispute resolution, against any other party hereto to enforce any of the terms hereof or because of the breach by any party hereto of any of the terms hereof, the losing or defaulting party shall pay the prevailing party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action (whether by arbitration or in court of law), and in connection with any action to collect any judgment rendered thereunder.

         This Agreement may be executed in multiple counterparts, each of which shall have the force and effect of an original, as of the date first set forth above ("Effective Date").

                                        PERFORMANCE CAPITAL MANAGEMENT,
                                        A CALIFORNIA CORPORATION

                                        By:  [SIG]
                                           --------------------------------
                                           Vincent E. Galewick, President

                                        PERFORMANCE ASSET MANAGEMENT
                                        FUND IV, LTD., A CALIFORNIA LIMITED
                                        PARTNERSHIP


                                        BY:   PERFORMANCE DEVELOPMENT, INC.,
                                        GENERAL PARTNER


                                        By:  [SIG]
                                           --------------------------------
                                        Vincent Galewick, President




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                                  #EXHIBIT "A"
                                     OF THE
                              AMENDED AND RESTATED
                            JOINT VENTURE AGREEMENT
                                 DATED 09/01/96
                   PERFORMANCE ASSET MANAGEMENT FUND IV, LTD.


DATE           PARTNERSHIP         CODE        CORPORATION         COMMENTS
09/26/93         PAM IV           PH2083/3083     PCM            HRSI
09/28/93         PAM IV           PCH103          PCM            CHEMICAL BANK
10/20/96         PAM IV           PHF113          PCM            HOUSEHOLD FIN.
10/27/93         PAM IV           PCH3N3          PCM            CHEMICAL BANK
11/23/93         PAM IV           PHF123          PCM            HOUSEHOLD FIN.
11/30/93         PAM IV           PCH2N3          PCM            CHEMICAL BANK
02/01/94         PAM IV           PCH014          PCM            CHEMICAL BANK
02/25/94         PAM IV           PFU024          PCM            FIRST USA
02/28/94         PAM IV           PCH024          PCM            CHEMICAL BANK
03/30/94         PAM IV           PCH034          PCM            CHEMICAL BANK
03/31/94         PAM IV           PHR034          PCM            HRSI
04/27/94         PAM IV           PCH044          PCM            CHEMICAL BANK
05/25/94         PAM IV           P4CB15          PCM            CHEMICAL BANK
05/31/94         PAM IV           P4FU16          PCM            FIRST USA
06/01/94         PAM IV           P4HF17          PCM            HOUSEHOLD FIN.
06/28/94         PAM IV           P4CB20          PCM            CHEMICAL BANK
07/27/94         PAM IV           P4CB21          PCM            CHEMICAL BANK
08/24/94         PAM IV           P4CB24          PCM            CHEMICAL BANK
09/30/94         PAM IV           P4CB26          PCM            CHEMICAL BANK
10/04/94         PAM IV           P4GE27          PCM            GENERAL ELEC.
10/31/94         PAM IV           P4CB28          PCM            CHEMICAL BANK
11/29/94         PAM IV           P4CB30          PCM            CHEMICAL BANK
11/30/94         PAM IV           P4CB31          PCM            CHEMICAL BANK
12/23/94         PAM IV           P4CB34          PCM            CHEMICAL BANK
12/23/94         PAM IV           P4CB35          PCM            CHEMICAL BANK
01/24/95         PAM IV           P4BA36          PCM            BANK OF AMER.
03/10/95         PAM IV           P4CC38          PCM            COMM. CRED.
09/05/95         PAM IV           P4FU39          PCM            FIRST USA
09/23/95         PAM IV           P4FU40          PCM            FIRST USA
10/11/95         PAM IV           P4AG41          PCM            AMER. GENERAL
11/15/95         PAM IV           P4KF42          PCM            KENT FINANCIAL
11/27/95         PAM IV           P4FU43          PCM            FIRST USA
01/03/96         PAM IV           P4FU44          PCM            FIRST USA
02/13/96         PAM IV           P4FU45          PCM            FIRST USA
03/08/96         PAM IV           P4FU48          PCM            FIRST USA
03/28/96         PAM IV           P4FU49          PCM            FIRST USA
03/25/96         PAM IV           P4SF50          PCM            SEAFIRST BANK
04/29/96         PAM IV           P4FU51          PCM            FIRST USA
08/30/96         PAM IV           P4CM52          PCM            CHASE MANHATT.
08/30/96         PAM IV           P4CM53          PCM            CHASE MANHATT.
11/26/96         PAM IV           P4CM54          PCM            CHASE MANHATT.





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
12/18/96         PAM IV           P4CM55          PCM           CHASE MANHATT.
12/18/96         PAM IV           P4LV56          PCM           LEVITZ
12/27/96         PAM IV           P4CM57          PCM           CHASE MANHATT.
06/19/97         PAM IV           P4CM58          PCM           CHASE MANHATT.



























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                                  EXHIBIT "B"

                    (form of Monthly Report on Collections)